UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

HMN Financial, Inc. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-24100 (Commission File Number)	41-1777397 (IRS Employer Identification No.)

1016 Civic Center Drive Northwest PO Box 6057 Rochester, Minnesota (Address of principal executive offices)	55903-6057 (Zip Code)

Registrant's telephone number, including area code (507) 535-1200

__________________________________________________________ (Former name or former address, if changed since last report)

Item 7. Exhibits.

99. Press release dated April 24, 2003.

Item 9. Regulation FD Disclosure.

On April 24, 2003, HMN Financial, Inc. (the "Company") reported its financial results for its first fiscal quarter ended March 31, 2003. See the Company's press release dated April 24, 2003, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc. (Registrant)
Date: April 29, 2003	/s/ Jon Eberle Jon Eberle, SVP/Interim CFO/Controller